UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 25, 2003

AVX CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7201	33-0379007
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

801 17th Avenue South Myrtle Beach, South Carolina		29577
(Address of principal executive offices)		(Zip Code)

(843) 448-9411
(Registrant's telephone number, including area code)
______________________________

Item 7.	Financial Statements and Exhibits

	(c)	Exhibits:

		Exhibit No.	Description of Exhibit:
		99.1	Press Release issued by AVX Corporation, dated July 25, 2003

Item 9. Regulation FD Disclosure

The following information is being furnished under Item 12, "Disclosure of Results of Operations and Financial Conditions" and is included under this Item 9 in accordance with SEC Release No. 33-8216 (March 27, 2003).

On July 25, 2003, AVX Corporation announced its consolidated financial results for the quarter ended June 30, 2003. A copy of the press release is furnished with this report as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

That press release may contain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of AVX's management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Such risks and uncertainties are described in our 2003 Annual Report on Form 10-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (www.sec.gov), to which reference is hereby made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2003

AVX CORPORATION

By:	/S/ Kurt P. Cummings
Name:	Kurt P. Cummings
Title:	Vice President,
Chief Financial Officer,
Treasurer and Secretary

Exhibit Index
Exhibit No.	Description of Exhibit
99.1	Press Release issued by AVX Corporation, dated July 25, 2003